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                                                                    EXHIBIT 10.2


                              ASSIGNMENT OF LEASE


        This Assignment of Lease (this "Assignment") is made as of March 13, 1998, by and among the following parties:

        Continental Seattle Partners Limited Partnership, a Washington limited partnership ("Landlord"), whose notice address is 900 Fourth Avenue, Suite 1660, Seattle, WA 98164.

        Toll Free Cellular Inc., a Washington corporation ("Assignor"), whose notice address is c/o Armand J. Kornfeld, Bush Strout & Kornfeld, Two Union Square, Suite 5500, 601 Union Street, Seattle, WA 98101.

        N2H2, Inc. a Washington corporation ("Assignee"), whose notice address is 900 Fourth Avenue, Suite 3400, Seattle, WA 98164.

        1. Recitals. This Assignment is made with reference to the following facts and objectives:

               a. Landlord and Assignor, as tenant, entered into that certain Lease, dated August 31, 1995 (the "Lease"), in which Landlord leased to Assignor and Assignor leased from Landlord certain premises (designated in the Lease as Suite 3400) located on the 34th floor of the building commonly known as the Bank of California Building, located at 900 Fourth Avenue, Seattle, King County, Washington.

               b. Assignor desires to assign and delegate all its right, title, interest, duties and obligations in and under the Lease to Assignee; and Assignee desires to assume all of Assignor's right, title, interest, duties and obligations in and under the Lease. Assignee hereby acknowledges its receipt of a copy of the Lease.

               c. Landlord desires to consent to the assignment and assumption contemplated by this Assignment.

        2. Effective Date of Assignment. The assignment and assumption contemplated by this Assignment shall take effect on March 13, 1998 (the "Effective Date"), and Assignor shall give possession of the premises subject to the Lease to Assignee on the Effective Date in a broom clean condition AS IS, with all defects and reasonable wear and tear. Assignee shall cause March, 1998 rent due under the Lease to be paid concurrent with the execution of this Assignment by all parties.

        3. Assignment and Assumption. As of the Effective Date, Assignor assigns, delegates and transfers to Assignee all its right, title, interest, duties and obligations in and under the Lease, and Assignee accepts the assignment, assumes all of Assignor's right, title, interest, duties and obligations in and under the Lease and agrees to perform, commencing on the Effective Date, as a direct obligation to Landlord, all of the provisions of the Lease.

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        4. Landlord's Consent. Landlord hereby consents to the assignment and assumption set forth herein without waiver of the restriction concerning further assignment.

        5. Assignor's Liability. Landlord and Assignor warrant and represent that (i) Landlord has completed its performance of its obligations under Sections 6 and 7 of the Additional Terms and Provisions to the Lease (which are attached to the Lease as Exhibit C); and (ii) based on Landlord's current actual knowledge, there exists no uncured default under the Lease by Landlord or Assignor as of the date hereof, except for Assignor's failure to timely pay March, 1998 rent. Assignor warrants that as of the Effective Date, there shall be no uncured default under the Lease by Assignor. Assignor shall remain liable for the performance of the provisions of the Lease, and shall have the right to cure any monetary default by Assignee under the Lease by payment to Landlord of the amount due. Nothing in this Section 5 shall be construed as granting Assignor a right to retake possession of the Premises or to void this Assignment.

        6. Indemnification. If Assignee defaults under the Lease on or after the Effective Date, Assignee shall indemnify and hold harmless Assignor from all costs, liabilities and damages resulting from the default. If Assignee defaults in its obligations under the Lease and Assignor pays rent to Landlord or fulfills any of Assignee's other obligations in order to prevent Assignee from being in default under the Lease, Assignee shall immediately reimburse Assignor for the amount of rent or costs incurred by Assignor in connection with the foregoing, together with interest accruing on those sums at the lower of twelve percent (12%) per annum or the highest legal rate.

        7. Default of Lease: Notice to Assignor.

               a. Notice to Assignor. Landlord agrees to send to Assignor any notice of default that Landlord sends to Assignee.

        8. Amendment of Lease. Landlord and Assignee may enter into any agreement that amends the Lease or extends the term of the Lease without Assignor's prior written consent, but any such amendment or extension shall not be binding on Assignor.

        9. Security Deposit. Upon the full execution of this Assignment by Landlord, Assignee and Assignor, (a) Landlord shall return all of the deposit then held by Landlord pursuant to Section 5 of the Lease and Section 11 of the Additional Terms and Provisions to the Lease to Assignor; and (b) Assignee shall deposit with Landlord Twenty Thousand Dollars ($20,000) as a security deposit to be held and applied subject to the provisions of Section 5 of the Lease, Section 11 of the Additional Terms and Provisions to the Lease and other applicable provisions of the Lease.

        10. Consideration for Assignment. In partial consideration of Assignor's agreements and covenants contained herein, Assignee shall execute and deliver to the Assignor concurrently



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with Landlord's approval of this Assignment a promissory note in the principal amount of $81,000 on the terms stated in and in the form of the Promissory Note attached hereto as Attachment A. Failure by Assignee to pay all or any portion of the Promissory Note shall not in any way effect the validity of this Assignment.

        11. Extension Option. Assignee covenants that it will not exercise any right granted the Tenant under the Lease to extend the Lease term and all such extension rights are hereby terminated.

        12. Miscellaneous.

               a. Attorneys' Fees. If any party commences an action against any of the other parties arising out of or in connection with this Assignment, the prevailing party or parties shall be entitled to recover from the losing party or parties reasonable attorneys' fees and cost of suit.

               b. Notices. Any notice or communication that any party desires or is required to give to any of the other parties hereunder or under the Lease shall be in writing and either (i) served personally, (ii) sent by reputable courier service providing proof of delivery; or (iii) sent by return receipt requested, prepaid, first class registered or certified mail, addressed to the other party at the address set forth in the introductory paragraph of this Assignment. Any party may change its address by notifying the other parties of the change of address. Notice shall be deemed received upon delivery evidenced by proof of delivery or return receipt.

               c. Broker Fees. Each of Assignor and Assignee represents and warrants to the other and Landlord that it has had no dealings with any real estate broker or agents in connection with this Assignment, other than (i) Washington Partners, Inc. ("Assignee's Agent"), which represented Assignee, and
(ii) Cushman & Wakefield of Washington, Inc./Garth Q. Olsen ("Assignor's Agent"), which represented Assignor. Assignor and Assignee hereby agree and acknowledge that Assignor shall be solely responsible for paying all commissions and other compensations owed to Assignor's Agent; and Assignee shall be solely responsible for paying all commissions and other compensations owed to Assignee's Agent, in connection with the transactions contemplated by this Assignment.

               d. Successors. This Assignment shall be binding on and inure to the benefit of the parties and their successors and assigns.

               e. Entire Agreement. This Assignment contains all of the terms of the agreements among Landlord, Assignor and Assignee with respect to the subject matter of this Assignment, and supersedes all prior discussions and agreements among Landlord, Assignor and Assignee, including without limitation the non-binding letter of intent dated February 12, 1998, signed by Assignor and Assignee. Except as specifically modified pursuant to this Assignment, all of the terms and conditions of the Lease shall remain in full force and effect.



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               f. Counterparts. This Assignment may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which together shall constitute one and the same instruments.


LANDLORD

CONTINENTAL SEATTLE PARTNERS LIMITED
PARTNERSHIP, a Washington limited partnership

By:  The Norman Company, Manager



By:  /s/ DAVID RAY
   -----------------------------
   Name:  David Ray
        ------------------------
   Title: COO
         -----------------------

ASSIGNOR

TOLL FREE CELLULAR INC, a Washington
corporation



By:  /s/ MARK LAZAR
   -----------------------------
   Name:  Mark Lazar
        ------------------------
   Title: CEO
         -----------------------

ASSIGNEE

N2H2, INC., a Washington corporation



By:  /s/ JOHN DUNCAN
   -----------------------------
   Name:  John Duncan
        ------------------------
   Title: COO
         -----------------------



Attachment:  Promissory Note



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STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

        I certify that I know or have satisfactory evidence that John Duncan is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he is authorized to execute the instrument and acknowledged it as the COO of N2H2 Inc., a Washington corporation, to be the free and voluntary act of such partnership for the uses and purposes mentioned in the instrument.

DATED:  March 13, 1998                         /s/ Patricia E. Baker
                                      -----------------------------------------

                                      Print Name: Patricia E. Baker
                                                 ------------------------------
                                      NOTARY PUBLIC for the State of Washington, residing at

                                                     Seattle
                                      -----------------------------------------
                                      My appointment expires:  9/9/00




STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

        I certify that I know or have satisfactory evidence that David Ray who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the COO of The Norman Company, in its capacity as the Manager of Continental Seattle Partners Limited Partnership, a Washington limited partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED:  March 17, 1998                           /s/ Sharon L. Overman
                                      -----------------------------------------

                                      Print Name: _____________________________
                                      NOTARY PUBLIC for the State of Washington, residing at

                                                       Bellevue
                                      -----------------------------------------
                                      My appointment expires:  9-23-99



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STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

        I certify that I know or have satisfactory evidence that Mark Lazar is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he is authorized to execute the instrument and acknowledged it as the Chief Executive Officer of Toll Free Cellular Inc., a Washington corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED:  March 13, 1998                           /s/ Patricia E. Baker
                                      -----------------------------------------

                                      Print Name: Patricia E. Baker
                                                 ------------------------------
                                      NOTARY PUBLIC for the State of Washington, residing at

                                                       Seattle
                                      -----------------------------------------
                                      My appointment expires:  9/9/00



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                         ADDENDUM TO ASSIGNMENT OF LEASE


THIS ADDENDUM TO THE ASSIGNMENT OF LEASE is made and entered into this 13th day of March, 1998, by and between NORMAN REALTY SERVICES, INC., a Washington corporation, in its capacity as Liquidating Agent for Continental Seattle Partners, Limited Partnership, as Landlord, and TOLL FREE CELLULAR INC., a Washington corporation, as Assignor, and N(2)H(2), INC., a Washington corporation, as Assignee.

                         ADDITIONAL TERMS AND CONDITIONS

1. Additional Security. Assignee shall deposit with Landlord $15,500.00 to be held as additional security deposit ("Additional Security Deposit") which shall be paid to Landlord in four equal monthly installments of $3,875.00. The Additional Security Deposit shall be paid at the time of Tenant's regular monthly rental payment beginning on May 1, 1998.

2. Release of Additional Security Deposit. Provided that Tenant has not been in default at any time during the preceding twenty-four months and upon written notice from Tenant between one (1) and three (3) months prior to March 1, 2000, Landlord shall apply the Additional Security Deposit to the rent owing on March 1, 2000.

DATED: This 16th day of March, 1998.


LANDLORD:  NORMAN REALTY SERVICE, INC., a         ASSIGNOR: TOLL FREE CELLULAR,
Washington corporation, as Liquidating Agent      INC., a Washington corporation
for Continental Seattle Partners, Limited
Partnership


                                                  By  /s/ Mark Lazar
By              /s/ David Ray                       ----------------------------
   ------------------------------------------         Mark Lazar, C.E.O.
   David Ray, President

                                                  ASSIGNEE:  N2H2, Inc.,
                                                  a Washington corporation



                                                  By  /s/ John Duncan
                                                    ----------------------------
                                                     John Duncan, C.O.O.